UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

February 11, 2009	( January 30, 2009 )
Date of Report	( Date of earliest event reported )

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE ( State or other jurisdiction of incorporation )	001-32421 ( Commission File Number )	58-23420 21 ( IRS Employer Identification No. )

420 Lexington Avenue, Suite 1718, New York, NY 10170

( Address of principal executive offices, including zip code )

Registrant's telephone number, including area code: (212) 201-2400

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

          [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]
          [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Item 1.01     Entry into a Material Definitive Agreement.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

On January 30, 2009, Fusion Telecommunications International, Inc. (the "Company") borrowed $100,000 from an entity that is also a related party shareholder of the Company. The promissory note evidencing the loan, which matures on March 30, 2010, bears interest on the unpaid principal amount of the note from the date the note is issued until the outstanding principal amount of the note is paid in full, at the rate of 12% per annum. In the event that the note is not repaid by the maturity date, the note will automatically convert to a demand note, and the principal sum and all accrued interest will be payable in full upon ten (10) days notice from the lender. The note also grants the lender a collateralized security interest, pari passu with other lenders, in the Company’s account(s) receivable. The proceeds are being used for general working capital purposes. The Form of Secured Promissory Note issued in this transaction is incorporated by reference as an exhibit to this report.

On January 31, 2009, the Company and a lender agreed to amend a promissory note (the “Amended Note”) originally issued May 27, 2008 (previously amended and restated on December 15, 2008, November 5, 2008, October 15, 2008, September 15, 2008, and July 15, 2008) evidencing $200,000 borrowed from the non-related lender. The Amended Note evidencing the loan, which matures on April 15, 2009, bears interest on the unpaid principal amount of the note (i) from May 27, 2008 until July 14, 2008 at the rate of 10% per annum, and (ii) from July 15, 2008 until the outstanding principal amount of the note is paid in full, at the rate of 12% per annum. In the event that the note is not repaid by the maturity date, the note will automatically convert to a demand note, and the principal sum and all accrued interest will be payable in full upon ten (10) days notice from the lender. The note also grants the lender a collateralized security interest, pari passu with other lenders, in the Company’s account(s) receivable. The proceeds are being used for general working capital purposes. The Form of Amended and Restated Secured Promissory Note issued in this transaction is incorporated by reference as an exhibit to this report.

On February 6, 2009, Fusion Telecommunications International, Inc. (the "Company") borrowed $50,000 from an entity that is also a related party shareholder of the Company. The promissory note evidencing the loan, which matures on April 6, 2010, bears interest on the unpaid principal amount of the note from the date the note is issued until the outstanding principal amount of the note is paid in full, at the rate of 12% per annum. In the event that the note is not repaid by the maturity date, the note will automatically convert to a demand note, and the principal sum and all accrued interest will be payable in full upon ten (10) days notice from the lender. The note also grants the lender a collateralized security interest, pari passu with other lenders, in the Company’s account(s) receivable. The proceeds are being used for general working capital purposes. The Form of Secured Promissory Note issued in this transaction is incorporated by reference as an exhibit to this report.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Form of Secured Promissory Note (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8–K filed with the Securities Exchange Commission on November 24, 2008)
99.2	Form of Amended and Restated Secured Promissory Note (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on January 7, 2009)

Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

	By:	/s/ BARBARA HUGHES
Barbara Hughes
February 11, 2009		as Chief Financial Officer

Form 8-K